                                                                FMC Corporation
SIGNATURE                                                       Quarterly Report
                                                                on Form 10-Q for
                                                                June 30, 1997


                                                                      Exhibit 15

Letter re: Unaudited Interim Financial Information
--------------------------------------------------



FMC Corporation
Chicago, Illinois


Ladies and Gentlemen:

Re: Registration Statements No. 33-10661, No. 33-7749, No. 33-41745, No. 33-48984, No. 333-18383 and No. 333-24039 on Form S-8 and Registration
       Statements No. 33-45648 and No. 33-62415 on Form S-3.

With respect to the subject registration statements, we acknowledge our awareness of the incorporation by reference of our report dated July 16, 1997 related to our review of interim financial information.

Pursuant to Rule 436(c) under the Securities Act of 1933, such report is not considered part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.


Very truly yours,



/s/ KPMG Peat Marwick LLP

Chicago, Illinois
August 5, 1997

                                                           FMC Corporation
SIGNATURE                                                  Quarterly Report
                                                           on Form 10-Q for
                                                           June 30, 1997

                                                                      Exhibit 15

Letter re: Unaudited Interim Financial Information
--------------------------------------------------



July 15, 1997

Partners
United Defense, L.P.



We are aware of the incorporation by reference in the Registration Statements (Form S-3 No. 33-62415, Form S-3 No. 33-45648, Form S-8 No. 33-10661, Form S-8
No. 33-7749, Form S-8 No. 33-41745, Form S-8 No. 33-48984, Form S-8 No. 333-
18383 and Form S-8 No. 333-24039) of FMC Corporation for the registration of its debt and equity securities of our report dated July 15, 1997 relating to the unaudited interim financial statements of United Defense, L.P. which is included in the Form 10-Q of FMC Corporation for the quarter ended June 30, 1997.

Pursuant to Rule 436(c) of the Securities Act of 1933, our report is not a part of the registration statements prepared or certified by accountants within the meaning of Section 7 or 11 of the Securities Act of 1933.

/s/ Ernst & Young LLP